Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

NOTE 7 – INCOME TAXES

For the period ended December 31, 2018, the Company has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry-forward has been fully reserved. The net operating loss carry-forward is approximately $270,000 at December 31, 2018.

The provision for Federal income tax consists of the following at December 31, 2018 and 2017:

	2018	2017
Federal income tax benefit attributable to:
Current Operations	$56,700	$0
Less: valuation allowance	(56,700)	(0)
Net provision for Federal income taxes	$0	$0